UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008
The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110

(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)
            2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices, including ZIP code)
                              (920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 10, 2008, Enodis plc (“Enodis”) mailed to its shareholders a scheme document (the “Scheme Document”) relating to the offer by The Manitowoc Company, Inc. (“Manitowoc”) to acquire Enodis. The Scheme Document contains notices of the Court Meeting and General Meeting of Enodis shareholders required to approve the scheme of arrangement through which Manitowoc’s offer for Enodis is being implemented (the “Scheme”), a unanimous recommendation of the directors of Enodis that shareholders vote in favor of the resolutions to be proposed at the Court Meeting and the General Meeting and other information relating to the Scheme. Manitowoc is furnishing the Scheme Document as Exhibit 99.1 hereto, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
          The following exhibit is furnished herewith:
          (99.1)           Scheme Document of Enodis plc

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
Date: July 11, 2008	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(99.1)	Scheme Document of Enodis plc